SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: September 3, 2003
                        (Date of earliest event reported)





                            FRONT PORCH DIGITAL INC.
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             (Exact name of Registrant as specified in its charter)


                                     Nevada
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                 (State or other jurisdiction of incorporation)


       333-16031                                                86-0793960
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  (Commission File No.)                                     (I.R.S. Employer
                                                             Identification No.)


           20000 Horizon Way, Suite 120, Mt. Laurel, New Jersey 08054
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               (Address of Principal Executive Offices) (Zip Code)


                                 (856) 439-9950
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On September 3, 2003, Front Porch Digital Inc. (the "Company") issued a press release announcing the filing of its Quarterly Report on Form 10-QSB and the financial results for the second quarter 2003. A copy of the press release is attached hereto as Exhibit 99.1.

         In connection with the foregoing, the Company hereby furnishes the following exhibits pursuant to Item 12 of Form 8-K:


              EXHIBIT NUMBER         EXHIBIT TITLE
              --------------         -------------

99.1                                 Press release of Front Porch Digital Inc.
                                     dated September 3, 2003 relating to the
                                     filing of its Quarterly Report on Form
                                     10-QSB and the results of operations for the three and six month periods ended June 30, 2003.

         The information included in this Current Report on Form 8-K (including the exhibits hereto) is being furnished under Item 12, "Results of Operations and Financial Condition." As such, the information (including the exhibits) herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FRONT PORCH DIGITAL INC.


Date:  September 3, 2003           By: /s/ MATTHEW RICHMAN
                                       -----------------------------------------
                                           Matthew Richman
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX


         EXHIBIT NUMBER        EXHIBIT TITLE
         --------------        -------------

              99.1 Press release of Front Porch Digital Inc. dated September 3, 2003 relating to the filing of its Quarterly Report on Form 10-QSB and the results of operations for the three and six month periods ended June 30, 2003